                                                                   EXHIBIT 10.29

                          HOLLYWOOD CASINO CORPORATION

                     1996 NON-EMPLOYEE DIRECTOR STOCK PLAN
                     -------------------------------------

     The Hollywood Casino Corporation 1996 Non-Employee Director Stock Plan (hereinafter called the "Plan") was adopted by the Board of Directors of Hollywood Casino Corporation, a Delaware corporation (hereinafter called the "Company"), effective as of June 12, 1996, and was approved by the Company's stockholders on July 30, 1996.

                                   ARTICLE 1
                                    PURPOSE
                                    -------

     The purpose of the Plan is to attract and retain key Outside Directors of Hollywood Casino Corporation and to provide such persons with a proprietary interest in the Company through the issuance of Common Stock that will

     (a) increase the interest of  such persons in the Company's welfare;

     (b) furnish an incentive to such persons to continue their services for the Company; and

     (c) provide a means through which the Company may attract able persons as directors.

                                   ARTICLE 2
                                  DEFINITIONS
                                  -----------

     For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

     2.1 "Act" means the Illinois Act, the Mississippi Act, the New Jersey Act, and any other gaming laws to which the Company is or may be subject.

     2.2  "Board" means the board of directors of the Company.

     2.3  "Code" means the Internal Revenue Code of 1986, as amended.

     2.4 "Commission" means the Illinois Commission, the Mississippi Commission, the New Jersey Commission, and any other similar gaming entity to which the Company is or may be subject in the future.

     2.5 "Committee" means the committee appointed or designated by the Board to administer the Plan in accordance with ARTICLE 3 of this Plan.

     2.6 "Common Stock" means the Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue.

     2.7 "Company" means Hollywood Casino Corporation, a Delaware corporation, and any successor entity.

     2.8 "Date of Grant" means the effective date on which a Stock Option is awarded

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to an Outside Director (as defined in ARTICLE 4 of this Plan) as set forth in the applicable Stock Option Agreement.

     2.9 "Employee" means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company or any Subsidiary of the Company.

     2.10 "Fair Market Value" of a share of Common Stock means (i) the closing price per share on any stock exchange on which the Common Stock is traded, (ii) the mean between the closing or average (as the case may be) bid and asked prices per share of Common Stock on the over-the-counter market, whichever is applicable, or (iii) as determined by the Committee if the Common Stock is not traded on an exchange or quoted on an over-the-counter market, whichever is applicable.

     2.11 "Illinois Act" means the Illinois Riverboat Gambling Act, Ill. Rev. Stat. ch. 120, Paragraph 2401 et seq., as amended, and the regulations promulgated and rulings issued thereunder, and any other Illinois statute regulating gaming activity.

     2.12 "Illinois Commission" means the Illinois Gaming Board established pursuant to Section 5 of the Illinois Act.

     2.13 "Mississippi Act" means the Mississippi Gaming Control Act, as amended, and the regulations promulgated and rulings issued thereunder, and any other Mississippi statute regulating gaming activity.

     2.14 "Mississippi Commission" means the Mississippi Gaming Commission established pursuant to the Mississippi Act.

     2.15 "New Jersey Act" means the New Jersey Casino Control Act, N.J. Stat. Ann. 5:12 1, et seq., as amended, and the regulations promulgated and rulings issued thereunder, and any other New Jersey statute regulating gaming activity.

     2.16 "New Jersey Commission" means the New Jersey Casino Control
Commission.

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     2.17 "Option Period" means the period during which a Stock Option may be exercised.

     2.18 "Option Price" means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

     2.19 "Outside Director" means a director of the Company who is not an Employee.

     2.20 "Participant" shall mean an Outside Director of the Company who is entitled to participate in the Plan.

     2.21 "Plan" means this Hollywood Casino Corporation 1996 Non-Employee Director Stock Plan, as amended from time to time.

     2.22 "Retirement" means Termination of Service at or after attaining age
65.

     2.23 "Stock Option" means a non-qualified option to purchase Common Stock of the Company granted under this Plan.

     2.24 "Stock Option Agreement" means a written agreement between a Participant and the Company which sets out the terms of the grant of a Stock Option.

     2.25 "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and
(iii) any partnership, if the partners thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships or partnerships.

     2.26 "Termination of Service as a Director" occurs when a Participant who is an Outside Director of the Company shall cease to serve as a director of the Company for any reason.

     2.27 "Total and Permanent Disability" means total and permanent disability as defined in Section 22(e) of the Code.

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                                   ARTICLE 3
                                 ADMINISTRATION
                                 --------------

     The Plan shall be administered by a committee appointed by the Board (the "Committee"). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

     The Committee shall select one of its members to act as its Chairman and shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and
(iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

                                 ARTICLE 4
                         ELIGIBILITY; GRANT OF OPTIONS
                         -----------------------------

     The Committee shall grant Stock Options as follows: (i) each Outside Director serving as such on the effective date of the Plan shall receive a Stock Option for 10,000 shares of Common Stock; (ii) each person who shall subsequently be elected or appointed after the effective date of the Plan to serve as an Outside Director and who shall not have previously served as an Outside Director of the Company shall receive a Stock Option for 10,000 shares of Common Stock; and (iii) each person serving as an Outside Director on January 15th of each calendar year shall receive a Stock Option for 2,500 shares of Common Stock. The Committee shall not grant Stock Options under any other circumstances.

     The grant of a Stock Option shall be evidenced by a Stock Option Agreement setting forth the total number of shares of Common Stock subject to the Stock Option, the Option Price, the maximum term of the Stock Option, the Date of Grant, and such other terms and provisions as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute a Stock Option Agreement with a Participant after the issuance of a Stock Option. Any Stock Option granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company's stockholders for approval; however, the Committee may grant Stock Options under the Plan prior to the time of stockholder approval. Any such options granted prior to such stockholder approval shall be subject to such stockholder approval.

                                   ARTICLE 5
                             SHARES SUBJECT TO PLAN
                             ----------------------

     The maximum number of shares of Common Stock that may be issued under the Plan is one hundred and fifty thousand (150,000) (as may be adjusted in accordance with ARTICLES 12 and 13 hereof). All Stock Options granted under the Plan shall be designated as non-qualified stock options. Shares of Common Stock to be issued under the Plan may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares of Common Stock previously subject to Stock Options which are forfeited, terminated, or settled in cash in lieu of Common Stock, or expired unexercised, shall immediately become available for

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grants of Stock Options under the Plan.

     During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

                                   ARTICLE 6
                                  OPTION PRICE
                                  ------------

     The Option Price for any share of Common Stock which may be purchased under a Stock Option shall be One Hundred Percent (100%) of the Fair Market Value of the share on the Date of Grant.

                                   ARTICLE 7
                           OPTION PERIOD; FORFEITURE
                           -------------------------

     A Stock Option may be exercised in whole or in part at any time during its Option Period after the expiration of six (6) months from its Date of Grant. No Stock Option granted under the Plan may be exercised at any time after the end of its Option Period.

     The Option Period for each Stock Option will terminate at the first of the following to occur:

     (a) 5 p.m. on the tenth anniversary of the Date of Grant;

     (b) 5 p.m. on the date which is twelve (12) months following the Participant's Termination of Service as a Director due to death or Total and Permanent Disability;

     (c) 5 p.m. on the date which is three (3) months following the Participant's Termination of Service as a Director due to Retirement; or

     (d) 5 p.m. on the 30th day after the day of any other Termination of Service as a Director; provided, however, that if such termination occurs after the date this Plan is adopted but before this Plan is approved by the stockholders of the Company, such 30-day period shall begin to run on the effective date of such stockholder approval rather than on the date of termination.


                                   ARTICLE 8
                               EXERCISE OF OPTION
                               ------------------

     Stock Options may be exercised during the Option Period. Options may be exercised at such times and in such amounts as provided in this Plan and the applicable Stock Option Agreements, subject to the terms, conditions, and restrictions of the Plan.

     In no event may a Stock Option be exercised or shares of Common Stock be issued pursuant to a Stock Option if a necessary listing of the shares on a stock exchange or any registration under state or federal securities laws required under the circumstances has not been accomplished. No Stock Option may be exercised for a fractional share of Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

     Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the

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number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option
Price of the shares of Common Stock to be purchased, payable as follows: (a) cash, certified check, bank draft, or money order payable to the order of the Company, (b) Common Stock, valued at its Fair Market Value on the Exercise
Date, and/or (c) any other form of payment which is acceptable to the Committee. Common Stock which is acquired by the Participant pursuant to the exercise of a Stock Option may not be used to exercise a subsequent Stock Option until and unless such shares have been held for a period of six months.

     Upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered to the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office promptly after the Exercise Date. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant's right to purchase such Common Stock may be terminated by the Company.

                                   ARTICLE 9
                          AMENDMENT OR DISCONTINUANCE
                          ---------------------------

     Subject to the limitations set forth in this ARTICLE 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Securities Exchange Act of 1934 Act, as in effect from time to time (the "1934 Act"), including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

     Subject to the forgoing, the Board shall have the power and authority to amend the Plan in any manner advisable in order for Stock Options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act) (including amendments as a result of changes to Rule 16b-3 or the regulations thereunder to permit greater flexibility with respect to Stock Options granted under the
Plan), and any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Stock Options theretofore granted under the Plan, notwithstanding any contrary provisions contained in any stock option agreement. To the extent required by the rules and regulations promulgated under Section 16 of the 1934 Act, ARTICLES 4, 6 and 7 of the Plan shall not be amended more than once every six months, except that the foregoing shall not preclude any amendment to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 or the rules thereunder in effect from time to time. In the event of any such amendments to the Plan, the holder of any Stock Option outstanding under the Plan shall, upon request of the

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Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any stock option agreement relating thereto within such reasonable time as the Committee shall specify in such request. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this ARTICLE 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Stock Options theretofore granted under the Plan without the consent of the affected Participant.

                                   ARTICLE 10
                       ELECTION TO RECEIVE COMMON STOCK
                              IN LIEU OF RETAINER
                              -------------------


     A Participant may elect to reduce all or part of the cash compensation otherwise payable for services to be rendered by him or her as a director (including the annual retainer fee and any fees payable for services on the Board or any committee thereon) and to receive in lieu thereof shares of Common Stock. Any such election (a) shall be in writing, (b) shall specify an amount of such compensation to be received in the form of Common Stock (expressed as a percentage of the compensation otherwise payable in cash, as an amount in dollars of compensation otherwise payable in cash or as a type of fee (e.g., retainer fee) otherwise payable in cash), (c) shall be made at least six months prior to the end of the first calendar quarter with respect to which such election is to apply and (d) may not be revoked or changed thereafter except as to compensation for services rendered at least six months after any such election to revoke or change is made in writing. Any such election shall continue in effect until six months after an election to revoke or change such election is made in writing.

     If a Participant elects pursuant to this ARTICLE 10 to receive Common Stock, there shall be issued to such Participant promptly after the end of each calendar quarter with respect to which such election applies a number of shares of Common Stock equal to the amount of such compensation divided by the Fair Market Value of a share of Common Stock on the last business day of the calendar quarter for which the compensation would have been paid in cash in the absence of such election. To the extent that the application of the foregoing formula would result in fractional shares of Common Stock being issuable, cash will be paid to the Participant in lieu of such fractional shares based upon the value established pursuant to such formula.

                                   ARTICLE 11
                                      TERM
                                      ----

     The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on June 12, 2006, but Stock Options granted before the date will continue to be effective in accordance with their terms and conditions.

                                   ARTICLE 12
                              CAPITAL ADJUSTMENTS
                              -------------------

     If at any time while the Plan is in effect or unexercised Stock Options are outstanding there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting

                                       7
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in a stock split-up, combination, or exchange of shares of Common Stock, or (3)
other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

     (i) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being issued under the Plan, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so issued;

     (ii) Appropriate adjustments shall be made in the number of shares to be granted under ARTICLE 4 of the Plan, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall be granted under
ARTICLE 4.

     (iii) Appropriate adjustments shall be made in the number of shares of Common Stock and the Option Price thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each such instance shall remain subject to purchase at the same aggregate Option Price.

     Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or Option Price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan.

     Upon the occurrence of each event requiring an adjustment with respect to any Stock Option, the Company shall mail to each Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

                                   ARTICLE 13
                   RECAPITALIZATION, MERGER AND CONSOLIDATION
                   ------------------------------------------

     (a) The existence of this Plan and Stock Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled.

     (c) In the event of any merger or consolidation pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject

                                       8
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to the unexercised portions of such outstanding Stock Options, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Stock Options to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all such Stock Options may be cancelled by the Company as of the effective date of any such reorganization, merger, consolidation, or any dissolution or liquidation of the Company by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding Stock Options.

     (d) Upon the occurrence of each event requiring an adjustment of the Option Price or the number of shares of Common Stock purchasable pursuant to Stock Options granted pursuant to the terms of this Plan, the Company shall mail to each Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

                                   ARTICLE 14
                           LIQUIDATION OR DISSOLUTION
                           --------------------------

     In case the Company shall, at any time while any Stock Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant may thereafter receive upon exercise hereof (in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Stock Option, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the prices then in effect with respect to each Stock Option shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

                                   ARTICLE 15
                          OPTIONS IN SUBSTITUTION FOR
                  STOCK OPTIONS GRANTED BY OTHER CORPORATIONS
                  -------------------------------------------

     Stock Options may be granted under the Plan from time to time in substitution for such options held by directors of a corporation who become or are about to become Outside Directors in connection with a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

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                                  ARTICLE 16
                            MISCELLANEOUS PROVISIONS
                            ------------------------

     16.1 INVESTMENT INTENT. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the options granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

     16.2 NO EMPLOYMENT RELATIONSHIP. The Participant is not an Employee of the Company or any Subsidiary. Nothing herein shall be construed to create an employer-employee relationship between the Company and the Participant.

     16.3 INDEMNIFICATION OF BOARD AND COMMITTEE. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

     16.4 EFFECT OF THE PLAN. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted a Stock Option to purchase Common Stock of the Company or any other rights except as may be evidenced by a Stock Option Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

     16.5 COMPLIANCE WITH OTHER LAWS AND REGULATIONS.   Notwithstanding anything
contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Stock Option if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or other forum in which shares of Common Stock are traded (including without limitation any gaming laws or Section 16 of the Securities Exchange Act of 1934); and, as a condition of any sale or issuance of shares of Common Stock under a Stock Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Stock Options hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

     16.6 TAX REQUIREMENTS. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares of Common Stock issued under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made in cash or by check.

     16.7 NON-ASSIGNABILITY. A Stock Option granted to a Participant may not be transferred or assigned other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income

Security Act of 1974, as amended. If the Participant attempts to alienate, assign, pledge, hypothecate, or otherwise dispose of his Stock Option or any right thereunder, except as provided for in this Plan or the Stock Option Agreement, or in the event of any levy, attachment, execution, or similar process upon the right or interest conferred by this Plan or the Stock Option Agreement, the Committee may terminate the Participant's Stock Option by notice to him, and it shall thereupon become null and void.

     16.8 USE OF PROCEEDS. Proceeds from the sale of shares of Common Stock pursuant to Stock Options granted under this Plan shall constitute general funds of the Company.

     16.9 LEGEND.   If shares of Common Stock are issued upon exercise of a
Stock Option, and such transaction is not registered under the applicable federal and state securities laws, the certificate(s) representing such shares shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions of the applicable securities laws (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

"Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

     16.10 COMMISSION. To the extent required by law, stock ownership under the Plan will be subject to review by each Commission pursuant to the provisions of the applicable Act. If, after the exercise of any Stock Options or the issuance of any Common Stock under the Plan, a Participant is found to be disqualified by a Commission, such person shall dispose of his shares of Common Stock and the Company shall have the absolute right to repurchase such shares at the then market price, the Option Price or the Fair Market Value, if any, whichever is the least.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of July 30, 1996, by its President and Secretary pursuant to prior action taken by the Board.


                              HOLLYWOOD CASINO CORPORATION



                              By:   /s/ Edward T. Pratt III
                                    -----------------------
                                    President
Attest:


        /s/ William D. Pratt
    ------------------------------------------
    Secretary

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